UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

Closed-end Funds

Global High Income Fund Inc.
Annual Report
October 31, 2011

Global High Income Fund Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since August 2009, the Fund makes regular monthly distributions at an annualized rate equal to 8% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2005 through the monthly distribution for July 2009, the annualized rate had been 9%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

December 15, 2011

Dear shareholder,
We present you with the annual report for Global High Income Fund Inc. (the “Fund”) for the 12 months ended October 31, 2011.

Performance
Over the 12 months ended October 31, 2011, the Fund returned 1.95% on a net asset value basis, and declined 6.98% on a market price basis. Over the same period, the median for the Fund’s Lipper Emerging Markets Debt Funds peer group returned 3.18% on a net asset value basis and 0.44% on a market price basis. In comparison, the Fund’s benchmark, the Global High Income Fund Index (the “Index”), returned 2.88%. (For more performance information, including a description of the Index, please refer to “Performance at a glance” on page 7.)
Global High Income
Fund Inc.

Investment goals:
Primarily, high level of current
income; secondarily, capital
appreciation

Portfolio management:
Portfolio management team,
including Uwe Schillhorn
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Dividend payments:
Monthly

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a premium early in the period but finished the reporting period trading at a discount to its net asset value (“NAV”). On the last trading day of the preceding reporting period, October 29, 2010, the Fund traded at a premium of 5.8%; at the close of the current fiscal period, October 31, 2011, the Fund traded at a discount of 3.6%.

Global High Income Fund Inc.

As of the same dates, the Lipper peer group medians reported discounts of 6.5% and 8.5%, respectively.

A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the reporting period?
A.	The emerging markets debt asset class experienced periods of heightened volatility. Emerging markets debt prices generally weakened over the first three months of the period, during which time risk aversion increased given the European sovereign debt crisis and geopolitical issues in the Middle East and northern Africa. In addition, rising commodity and food prices sparked inflationary pressures in many emerging markets countries. This, in turn, prompted the central banks of several developing countries to raise interest rates.

The emerging markets debt asset class then largely stabilized in February 2011, and then rallied from March through July. This turnaround was due, in part, to renewed investor risk appetite for higher yielding securities, given the low interest rate environment. Emerging markets debt prices then fell sharply from August through September. While the fundamentals in the asset class did not meaningfully change, a number of macro issues, including concerns for the global economy and the escalating European sovereign debt crisis, triggered a significant flight to quality. Nonetheless, emerging

Global High Income Fund Inc.

market debt prices ended the period on a positive note, as the asset class rallied sharply in October given signs of progress in Europe and some better-than-expected economic data in the US.

Q.	The Fund underperformed during the period. What factors negatively impacted its performance during the period?
A.	The Fund maintained its longstanding overweight to local currencies. This detracted from results over the 12-month reporting period as a whole due to concerns about the global economy and several flights to quality. One meaningful detractor was the Fund’s overweight exposure to the Indian rupee. Additionally, overweights to Argentina and Pakistan were not rewarded given increasing risk aversion and doubts regarding the solvency of these countries.

The Fund’s duration positioning during the first half of the period, which was slightly shorter than the Index, also detracted from results. As global growth became more of a concern in the second half of the period, we moved to a neutral duration, which had no meaningful impact on performance. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

Q.	What factors positively impacted the Fund’s performance during the period?
A.	The following strategies were positive contributors to performance during the reporting period.

• An overweight to certain local bonds. The Fund was rewarded for having overweight positions in local bonds issued by Brazil, Mexico and Indonesia. Their spreads in local markets—the difference in yield between a fixed income security and a government bond of similar duration—narrowed over the period and they outperformed the benchmark.

Global High Income Fund Inc.

• Overweight positions in certain higher beta (higher risk) countries contributed to results. One such example was Venezuela, as it continued to meet its debt obligations and hope grew that the political landscape would see improvement in 2012.

• Exposure to several local currencies was beneficial. While the Fund’s overweight to local currencies in aggregate hurt performance over the year, its overweights specific to the Russian ruble and Indonesian rupiah added to performance.

Q.	What other positioning strategies did you use during the reporting period?
A.	At the beginning of the reporting period, the Fund was substantially overweight to local currencies. We significantly reduced our local currency position toward the middle of the reporting period to pare down the Fund’s overall risk exposure. However, given our positive long-term outlook for local currencies, the Fund continued to have an overweight versus that of the benchmark.

Finally, the Fund maintained an out-of-benchmark exposure to emerging markets corporate bonds. This was a drag on results given their underperformance versus emerging markets sovereign and quasi-sovereign debt, as corporate bonds became more illiquid than sovereign bonds during the sell-off. However, paring the Fund’s exposure to these bonds prior to their poor performance in August and September was helpful.

Q.	What derivative instruments had the greatest impact on Fund performance during the reporting period?
A.	The Fund utilized currency forwards and currency options to manage its exposure to local currencies. Currency forwards are agreements based on the exchange rates between currencies at a future date. In addition, the Fund used credit default swaps (a type of credit derivative) to adjust the Fund’s exposure to the debt of certain emerging markets

Global High Income Fund Inc.

countries. Finally, structured notes, another type of derivative, were employed to gain access to various local markets. Despite risk reduction through the use of foreign exchange derivatives, high market volatility led to higher losses for long currency positions versus gains on currency short positions.

Q.	What is your outlook for the emerging markets debt asset class?
A.	Many emerging market countries are experiencing growth well above that of major developed markets. It is highly likely that the growth gap will at least continue, if not widen, in the coming year. This, and relatively low fiscal deficits, are favorable for debt dynamics in emerging markets relative to those in many developed markets. Volatility is likely to remain elevated in the near-term as a result of several macro issues and investor risk aversion. However, we continue to have a positive long-term outlook for emerging markets investments. In our view, demand for emerging markets bonds will be supported by investors’ search for higher-yielding securities, and strong sovereign and corporate balance sheets in emerging markets. Solid fundamental data—stable reserves, a more solid fiscal situation and lower indebtedness—are signs of such strengths, especially for sovereigns, quasi-sovereigns and currencies. Additionally, with global growth moderating, it is likely that developing country central banks will shift their focus from raising interest rates to lowering rates. This could also support the emerging markets debt asset class.

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Uwe Schillhorn, CFA
President	Portfolio Management Team Member
Global High Income Fund Inc.	Global High Income Fund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended October 31, 2011. The views and opinions in the letter were current as of December 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 10/31/11

Net asset value returns	1 year	5 years	10 years

Global High Income Fund Inc.	1.95%	7.66%	11.56%

Lipper Emerging Markets Debt Funds median	3.18	8.30	12.65

Market price returns

Global High Income Fund Inc.	(6.98)%	5.53%	11.78%

Lipper Emerging Markets Debt Funds median	0.44	10.36	13.08

Index returns

Global High Income Fund Index[1]	2.88%	9.36%	11.47%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	4.05	8.37	10.96

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

[1]	The Global High Income Fund Index is an unmanaged index compiled by UBS Global Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to Present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics[1]	10/31/11	04/30/11	10/31/10

Net asset value	$13.00	$13.81	$14.16

Market price	$12.54	$12.81	$14.98

12-month dividends/distributions	$1.4033	$1.3949	$1.0579

Dividend/distribution at period-end	$0.0833	$0.0901	$0.0939

Net assets (mm)	$280.8	$298.2	$305.7

Weighted average maturity (yrs.)	11.4	10.5	9.6

Modified duration (yrs.)[2]	6.9	6.2	6.6

Currency exposure[3]	10/31/11		04/30/11		10/31/10

US dollar denominated	50.3%		44.9%		34.6%

Foreign denominated	49.7		55.1		65.4

Total	100.0%		100.0%		100.0%

Top ten countries[4]	10/31/11		04/30/11		10/31/10

Brazil	12.5%	Brazil	13.0%	Brazil	11.5%

South Africa	8.5	South Africa	8.6	Russia	9.7

Indonesia	7.1	Russia	8.0	Poland	7.6

Mexico	7.1	Indonesia	6.5	Turkey	6.8

Russia	6.9	Mexico	6.2	Indonesia	6.5

Venezuela	5.1	Poland	6.2	South Africa	5.4

Turkey	4.9	Venezuela	5.6	Mexico	5.0

Malaysia	4.8	Argentina	4.8	Venezuela	4.3

Argentina	4.2	Malaysia	3.9	Malaysia	4.1

Peru	3.0	Turkey	3.2	Argentina	3.1

	64.1%		66.0%		64.0%

8

Global High Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Credit quality[5]	10/31/11	04/30/11	10/31/10

AAA	0.0%	0.0%	1.7%

AA	0.9	0.3	2.3

A	12.5	13.6	13.6

BBB	17.9	21.9	16.7

BB	10.7	15.2	23.1

B	11.9	10.6	5.0

CC	0.2	0.0	0.1

D	0.0	0.2	0.0

Non-rated	39.4	34.7	32.5

Cash equivalents	5.9	0.5	5.2

Other assets less liabilities	0.6	3.0	(0.2)

Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.
[3]	Exposure represents a percentage of market value as of dates indicated.
[4]	Weightings represent percentage of net assets as of the dates indicated, The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

9

Global High Income Fund Inc.

Industry diversification (unaudited)
As a percentage of net assets
As of October 31, 2011

Bonds
Corporate bonds
Commercial banks	3.15%

Diversified financial services	3.98

Electric utilities	1.59

Metals & mining	0.10

Oil, gas & consumable fuels	5.55

Paper & forest products	0.16

Real estate management & development	2.86

Road & rail	1.08

Specialty retail	0.20

Trading companies & distributors	0.11

Wireless communications	0.27

Total corporate bonds	19.05%

Non-US government obligations	69.11

Convertible bond	1.18

Structured notes	3.91

Total bonds	93.25%

Common stock	0.00

Short-term investment	5.91

Options purchased	0.28

Total investments	99.44%

Cash and other assets, less liabilities	0.56

Net assets	100.00%

10

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount		Value

Bonds—93.25%

Corporate bonds—19.05%

Argentina—0.10%

WPE International Cooperatief UA,
10.375%, due 09/30/20[1]		$300,000	$267,000

Brazil—1.85%

Banco Cruzeiro do Sul SA,
8.250%, due 01/20/16[1]		250,000	200,000

Banco do Brasil SA,
5.875%, due 01/26/22[2]		2,300,000	2,300,000

Centrais Eletricas Brasileiras SA,
5.750%, due 10/27/21[2]		500,000	518,125

Minerva Overseas II Ltd.,
10.875%, due 11/15/19[1]		350,000	297,500

Petrobras International Finance Co.,
5.750%, due 01/20/20		1,750,000	1,867,810

Union National FIDC Trust 2006,
Series 2007-2, due 07/01/10†,2,3,4	BRL	1,832,665	340

Series 3, due 07/01/10†,2,3,4		2,075,000	387

Series 4, due 05/01/11†,1,3,4		3,560,082	662

Total Brazil corporate bonds			5,184,824

Chile—0.17%

Inversiones Alsacia SA,
8.000%, due 08/18/18[1]		$600,000	468,000

India—0.50%

Bank of India,
6.250%, due 02/16/21[1]		700,000	715,742

ICICI Bank Ltd.,
5.750%, due 11/16/20[1]		700,000	685,930

Total India corporate bonds			1,401,672

Indonesia—0.48%

Majapahit Holding BV,
7.250%, due 06/28/17[2]		100,000	112,250

Pertamina Persero PT,
5.250%, due 05/23/21[2]		600,000	616,500

			11

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Indonesia—(concluded)

6.500%, due 05/27/41[2]		$600,000	$624,000

Total Indonesia corporate bonds			1,352,750

Kazakhstan—1.33%

Alliance Bank JSC,
10.500%, due 03/25/17[1]		350,000	262,500

BTA Bank JSC,
7.200%, due 07/01/25[1]		200,000	57,000

Development Bank of Kazakhstan JSC,
5.500%, due 12/20/15[2]		1,850,000	1,887,000

Kazakhstan Temir Zholy Finance BV,
6.375%, due 10/06/20[2]		950,000	1,002,250

KazMunaiGaz Finance Sub BV,
7.000%, due 05/05/20[2]		490,000	539,000

Total Kazakhstan corporate bonds			3,747,750

Malaysia—2.86%

Johor Corp.,
1.000%, due 07/31/12†	MYR	18,400,000	8,036,506

Mexico—0.89%

Grupo Papelero Scribe SA,
8.875%, due 04/07/20[1]		$550,000	451,000

Hipotecaria Su Casita SA,
7.500%, due 06/29/18†,1		498,200	249,100

Pemex Project Funding Master Trust,
6.625%, due 06/15/35		1,650,000	1,798,500

Total Mexico corporate bonds			2,498,600

Peru—0.31%

Banco de Credito del Peru,
5.375%, due 09/16/20[1]		900,000	873,000

Philippines—1.16%

National Power Corp.,
9.625%, due 05/15/28		2,360,000	3,256,800

12

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Russia—4.51%

RSHB Capital SA for OJSC Russian Agricultural Bank,
7.125%, due 01/14/14[2]		$300,000	$315,750

7.500%, due 03/25/13	RUB	80,000,000	2,636,844

9.000%, due 06/11/14[2]		$550,000	607,750

VEB Finance Ltd.,
6.800%, due 11/22/25[1]		1,650,000	1,720,125

6.800%, due 11/22/25[2]		1,300,000	1,355,250

6.902%, due 07/09/20[2]		2,250,000	2,424,375

VimpelCom Holdings BV,
7.504%, due 03/01/22[2]		800,000	746,000

Vnesheconombank,
Series 6, 7.900%, due 10/13/20[5]	RUB	75,000,000	2,385,520

VTB Bank OJSC GDR,
6.551%, due 10/13/20[1]		$490,000	480,200

Total Russia corporate bonds			12,671,814

South Africa—0.75%

Edcon Pty Ltd.,
9.500%, due 03/01/18[1]		300,000	258,000

9.500%, due 03/01/18[2]		350,000	301,000

Transnet Ltd.,
Series 2, 10.000%, due 03/30/29	ZAR	12,000,000	1,540,886

Total South Africa corporate bonds			2,099,886

Turkey—0.25%

Export Credit Bank of Turkey,
5.375%, due 11/04/16[2]		$700,000	696,430

Ukraine—0.50%

NAK Naftogaz Ukraine,
9.500%, due 09/30/14		1,220,000	1,201,700

UK SPV Credit Finance PLC,
9.375%, due 09/23/15		250,000	213,437

Total Ukraine corporate bonds			1,415,137

			13

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(concluded)

United Arab Emirates—1.13%

Abu Dhabi National Energy Co.,
6.500%, due 10/27/36[1]		$500,000	$500,000

6.500%, due 10/27/36[2]		100,000	100,000

IPIC GMTN Ltd.,
3.750%, due 03/01/17[2]		1,000,000	999,000

5.500%, due 03/01/22[2]		950,000	943,350

6.875%, due 11/01/41[2]		650,000	645,937

Total United Arab Emirates corporate bonds			3,188,287

Venezuela—2.26%

Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		3,180,000	2,321,400

8.500%, due 11/02/17[2]		5,500,000	4,015,000

Total Venezuela corporate bonds			6,336,400

Total corporate bonds (cost—$55,639,809)			53,494,856

Non-US government obligations—69.11%

Albania—0.79%

Republic of Albania,
7.500%, due 11/04/15	EUR	1,800,000	2,216,687

Argentina—4.16%

Republic of Argentina,
0.000%, due 12/15/35[6]		$13,601,737	2,087,867

0.000%, due 12/15/35[6]	EUR	2,200,000	418,569

0.000%, due 12/15/35[6]		$13,990,000	2,175,445

Series VII, 7.000%, due 09/12/13		4,225,000	4,127,825

Series X, 7.000%, due 04/17/17		650,000	529,100

Series X, 7.820%, due 12/31/33	EUR	116,765	101,384

7.820%, due 12/31/33[5]		350,295	300,516

8.280%, due 12/31/33		$1,993,351	1,495,013

Series NY, 8.280%, due 12/31/33		197,592	153,628

Series 1, 8.750%, due 06/02/17		322,897	298,680

			11,688,027

14

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Belarus—1.48%

Republic of Belarus,
8.750%, due 08/03/15[1]		$4,350,000	$3,664,875

8.950%, due 01/26/18[1]		600,000	501,000

			4,165,875

Brazil—10.67%

Federal Republic of Brazil,
4.875%, due 01/22/21		1,500,000	1,655,250

5.625%, due 01/07/41		1,500,000	1,702,500

6.000%, due 08/15/50[7]	BRL	1,340,000	1,739,925

7.125%, due 01/20/37		$330,000	441,375

Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45[7]	BRL	12,750,000	16,747,461

Series F,
10.000%, due 01/01/13		5,625,000	3,368,933

10.000%, due 01/01/17		1,280,000	731,349

10.000%, due 01/01/21		6,428,000	3,561,654

			29,948,447

Chile—0.93%

Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[7]	CLP	1,260,332,130	2,625,414

Colombia—2.32%

Republic of Colombia,
4.375%, due 07/12/21		$1,500,000	1,575,000

6.125%, due 01/18/41		150,000	178,875

7.375%, due 09/18/37		575,000	782,000

7.750%, due 04/14/21	COP	1,925,000,000	1,210,811

8.125%, due 05/21/24		$250,000	340,000

9.850%, due 06/28/27	COP	3,200,000,000	2,426,838

			6,513,524

Dominican Republic—0.20%

Republic of Dominica,
7.500%, due 05/06/21[2]		$550,000	566,500

			15

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Egypt—0.31%

Arab Republic of Egypt,
6.875%, due 04/30/40[1]		$100,000	$97,750

6.875%, due 04/30/40[2]		800,000	782,000

			879,750

El Salvador—0.52%

Republic of El Salvador,
7.750%, due 01/24/23[1]		320,000	348,800

8.250%, due 04/10/32[1]		1,015,000	1,106,350

			1,455,150

Greece—0.20%

Hellenic Republic,
2.300%, due 07/25/30[7]	EUR	383,880	150,322

2.900%, due 07/25/25[7]		1,065,636	412,866

			563,188

Hungary—0.99%

Hungary Government Bond,
6.500%, due 06/24/19	HUF	90,000,000	382,946

6.750%, due 02/24/17		70,000,000	307,253

7.500%, due 11/12/20		80,000,000	357,827

7.625%, due 03/29/41		$1,800,000	1,746,000

			2,794,026

Indonesia—6.63%

Indonesia Treasury Bond,
9.500%, due 07/15/23	IDR	29,400,000,000	4,068,342

10.000%, due 02/15/28		3,550,000,000	512,299

10.250%, due 07/15/27		5,600,000,000	823,948

10.500%, due 08/15/30		3,550,000,000	539,368

11.000%, due 09/15/25		8,000,000,000	1,235,809

11.750%, due 08/15/23		4,600,000,000	724,880

12.000%, due 09/15/26		12,215,000,000	2,011,111

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Indonesia—(concluded)

Republic of Indonesia,
4.875%, due 05/05/21[2]		$2,500,000	$2,678,125

5.875%, due 03/13/20[1]		320,000	364,000

6.625%, due 02/17/37[1]		220,000	266,200

7.750%, due 01/17/38[1]		3,775,000	5,115,125

7.750%, due 01/17/38[2]		200,000	271,000

			18,610,207

Jordan—0.36%

Kingdom of Jordan,
3.875%, due 11/12/15[1]		1,050,000	1,000,125

Lithuania—0.37%

Republic of Lithuania,
6.125%, due 03/09/21[1]		750,000	772,500

6.125%, due 03/09/21[2]		250,000	257,500

			1,030,000

Malaysia—1.93%

Malaysia Government Bond,
4.160%, due 07/15/21	MYR	5,300,000	1,786,245

4.262%, due 09/15/16		5,100,000	1,731,307

4.392%, due 04/15/26		5,600,000	1,904,694

			5,422,246

Mexico—6.17%

Mexican Bonos, Series M,
6.500%, due 06/10/21	MXN	10,700,000	823,172

8.500%, due 11/18/38		25,750,000	2,165,111

10.000%, due 11/20/36		7,000,000	676,917

Mexican Udibonos,
2.535%, due 12/10/20[7]		3,200,000	1,147,757

4.000%, due 06/13/19[7]		7,000,000	2,782,042

1.705%, due 11/15/40[7]		8,800,000	3,328,255

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Mexico—(concluded)

United Mexican States,
5.125%, due 01/15/20		$1,420,000	$1,579,750

6.050%, due 01/11/40		2,430,000	2,849,175

Series A, 6.750%, due 09/27/34		590,000	740,450

Series A, 7.500%, due 04/08/33		600,000	810,000

8.300%, due 08/15/31		290,000	420,500

			17,323,129

Montenegro—0.74%

Republic of Montenegro,
7.875%, due 09/14/15	EUR	1,550,000	2,070,270

Pakistan—0.64%

Islamic Republic of Pakistan,
6.875%, due 06/01/17[1]		$650,000	490,750

7.125%, due 03/31/16[1]		900,000	708,750

7.875%, due 03/31/36[1]		930,000	604,500

			1,804,000

Peru—2.71%

Peru Government Bond,
Series 7, 8.200%, due 08/12/26	PEN	1,442,000	643,859

Republic of Peru,
5.625%, due 11/18/50		$2,170,000	2,354,450

6.900%, due 08/12/37[1]	PEN	1,750,000	690,172

7.350%, due 07/21/25		$200,000	261,000

7.840%, due 08/12/20[1]	PEN	6,700,000	2,843,069

8.750%, due 11/21/33		$550,000	829,125

			7,621,675

Philippines—0.88%

Republic of Philippines,
5.500%, due 03/30/26		2,250,000	2,458,125

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

		Face
Security description		amount	Value

Bonds—(continued)

Non-US government obligations—(continued)

Poland—2.95%

Government of Poland,
5.000%, due 03/23/22		$600,000	$591,630

5.250%, due 10/25/17	PLN	6,600,000	2,079,717

5.500%, due 10/25/19		6,000,000	1,882,728

5.750%, due 04/25/14		4,200,000	1,353,695

5.750%, due 09/23/22		7,500,000	2,363,196

			8,270,966

Romania—0.49%

Romanian Government International Bond,
5.000%, due 03/18/15	EUR	1,000,000	1,368,673

Russia—2.37%

Russian Federation,
5.000%, due 04/29/20[1]		$2,000,000	2,085,000

5.000%, due 04/29/20[2]		1,900,000	1,980,750

7.500%, due 03/31/30[1,8]		205,410	243,719

7.500%, due 03/31/30[2,8]		1,965,247	2,331,765

			6,641,234

Serbia—0.82%

Republic of Serbia,
6.750%, due 11/01/24[1]		2,331,000	2,310,604

South Africa—7.74%

Republic of South Africa,
2.500%, due 01/31/17[7]	ZAR	10,267,005	1,372,147

2.750%, due 01/31/22[7]		13,873,088	1,796,832

5.500%, due 03/09/20		$100,000	111,125

5.500%, due 12/07/23[7]	ZAR	5,265,588	865,280

5.875%, due 05/30/22		$300,000	342,375

6.250%, due 03/08/41		650,000	756,437

6.500%, due 02/28/41	ZAR	8,000,000	771,561

6.750%, due 03/31/21		50,000,000	5,835,211

6.875%, due 05/27/19		$500,000	601,875

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

		Face
Security description		amount	Value

Bonds—(continued)

Non-US government obligations—(continued)

South Africa—(concluded)

7.000%, due 02/28/31	ZAR	32,900,000	$3,481,661

8.000%, due 12/21/18		45,000,000	5,787,885

			21,722,389

Sri Lanka—1.52%

Republic of Sri Lanka,
6.250%, due 10/04/20[1]		$1,700,000	1,738,250

6.250%, due 10/04/20[2]		550,000	562,375

6.250%, due 07/27/21[2]		1,300,000	1,326,000

7.400%, due 01/22/15[1]		600,000	649,500

			4,276,125

Thailand—2.17%

Thailand Government Bond,
1.200%, due 07/14/21[7]	THB	80,739,200	2,686,199

2.800%, due 10/10/17		74,900,000	2,391,750

3.650%, due 12/17/21		24,590,000	816,958

3.850%, due 12/12/25		5,860,000	196,535

			6,091,442

Turkey—4.68%

Government of Turkey,
10.500%, due 01/15/20	TRY	12,100,000	7,242,620

Republic of Turkey,
5.125%, due 05/18/20	EUR	750,000	1,024,803

5.625%, due 03/30/21		$800,000	841,000

6.000%, due 01/14/41		1,750,000	1,736,875

6.750%, due 05/30/40		750,000	819,375

6.875%, due 03/17/36		250,000	277,187

7.000%, due 06/05/20		200,000	230,250

7.250%, due 03/05/38		250,000	289,688

7.500%, due 11/07/19		200,000	237,750

8.000%, due 02/14/34		350,000	436,188

			13,135,736

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

		Face
Security description		amount	Value

Bonds—(continued)

Non-US government obligations—(concluded)

Ukraine—0.37%

Financing of Infrastructural Projects State Enterprise,
8.375%, due 11/03/17[2]		$1,150,000	$1,052,250

Uruguay—0.07%

Oriental Republic of Uruguay,
6.875%, due 09/28/25		150,000	189,000

Venezuela—2.84%

Republic of Venezuela,
7.000%, due 03/31/38[1]		1,050,000	595,875

7.650%, due 04/21/25		2,850,000	1,752,750

8.250%, due 10/13/24[1]		3,400,000	2,184,500

9.250%, due 05/07/28[1]		280,000	186,900

9.375%, due 01/13/34		3,050,000	2,043,500

11.950%, due 08/05/31[1]		700,000	554,750

13.625%, due 08/15/18[1]		700,000	651,000

			7,969,275

Vietnam—0.09%

Socialist Republic of Vietnam,
6.875%, due 01/15/16[1]		250,000	261,875

Total Non-US government obligations (cost—$180,749,615)			194,045,934

Convertible bond—1.18%

China—1.18%

China Petroleum & Chemical Corp.,
3.988%, due 04/24/141[1] (cost—$3,264,360)	HKD	23,000,000	3,315,827

Structured notes—3.91%

Ghana—0.85%

Citigroup Funding Inc.,
6.393%, due 03/14/13[1]
(linked to Ghana Government Bonds,
6.393%, due 03/14/13)		$900,000	736,560

6.427%, due 03/13/13[1]
(linked to Ghana Government Bonds,
6.427%, due 03/13/13)		900,000	741,060

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face
Security description	amount	Value

Bonds—(concluded)

Structured notes—(concluded)

Ghana—(concluded)

7.148%, due 03/14/13[1]
(linked to Ghana Government Bonds,
7.148%, due 03/14/13)	$1,100,000	$907,830

Total Ghana structured notes		2,385,450

Serbia—2.09%

Citigroup Funding Inc.,
12.520% due 04/09/12[2,9]
(linked to Serbian Treasury Bill,
12.520%, due 04/09/12)	1,200,000	1,266,360

12.560% due 02/25/13[2,9]
(linked to Serbian Treasury Bill,
12.560%, due 02/25/13)	2,850,000	3,157,800

UniCredit Bank AG,
12.000%, due 06/07/12[9]
(linked to Serbian Treasury Bill,
12.000%, due 06/07/12)	1,500,000	1,460,445

Total Serbia structured notes		5,884,605

Sri Lanka—0.97%

Citigroup Funding Inc.,
6.750%, due 09/11/12
(linked to Sri Lanka Treasury Bill,
6.750%, due 09/11/12)	2,750,000	2,721,097

Total structured notes (cost—$11,207,500)		10,991,152

Total bonds (cost—$250,861,284)		261,847,769

	Shares

Common stock—0.00%

Mexico—0.00%

Hipotecaria Su Casita SA ADR*†,2 (cost—$0)	60,217	0

Short-term investment—5.91%

Investment company—5.91%

UBS Cash Management Prime
Relationship Fund[10] (cost—$16,615,794)	16,615,794	16,615,794

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

		Face amount
		covered by
Security description		contracts	Value

Options purchased*—0.28%

Call options—0.14%

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 19.50, expires December 2011		$6,090,000	$25,639

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 18.80, expires March 2012		10,200,000	248,218

Foreign Exchange Option, Buy USD/ILS,
strike @ ILS 3.90, expires November 2011		10,080,000	0

Foreign Exchange Option, Buy USD/ILS,
strike @ ILS 3.91, expires November 2011		20,170,000	0

Foreign Exchange Option, Buy USD/KRW,
strike @ KRW 1,220.00, expires March 2012		5,070,000	82,433

Foreign Exchange Option, Buy USD/SAR,
strike @ SAR 3.75, expires July 2013		10,587,500	43,155

			399,445

Put options—0.14%

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 16.18, expires December 2011	EUR	5,410,000	1,665

Foreign Exchange Option, Buy EUR/SGD,
strike @ SGD 1.70, expires December 2011		1,010,000	8,705

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.40, expires January 2012		10,140,000	119,892

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.31, expires January 2012		1,797,000	8,970

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.20, expires March 2012		3,720,000	7,850

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 17.30, expires November 2011		$10,140,000	18,619

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 17.30, expires November 2011		5,580,000	17,149

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 17.30, expires November 2011		10,140,000	69,003

Foreign Exchange Option, Buy USD/MYR,
strike @ MYR 3.09, expires December 2011		2,030,000	35,712

Foreign Exchange Option, Buy USD/MYR,
strike @ MYR 3.11, expires December 2011		1,720,000	39,209

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

	Face amount
	covered by
Security description	contracts	Value

Options purchased*—(concluded)

Put options—(concluded)

Foreign Exchange Option, Buy USD/SAR,
strike @ SAR 3.75, expires July 2013	$10,587,500	$49,265

		376,039

Total options purchased (cost—$1,955,105)		775,484

Total investments—99.44% (cost—$269,432,183)		279,239,047

Cash and other assets, less liabilities—0.56%		1,559,634

Net assets—100.00%		$280,798,681

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $269,940,309; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$23,522,552

Gross unrealized depreciation	(14,223,814)

Net unrealized appreciation of investments	$9,298,738

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 39.

*	Non-income producing security.
†	Holding is illiquid. At October 31, 2011, the value of these securities and other derivative instruments amounted to $8,661,307 or 3.08% of net assets.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At October 31, 2011, the value of these securities amounted to $45,544,375 or 16.22% of net assets.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $36,982,119 or 13.17% of net assets.

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

[3]	Security linked to closed-end fund or structured investment vehicle.
[4]	Security held past stated maturity date due to defaulted status. Bond is being traded based on potential future claim.
[5]	Variable or floating rate security—The interest rate shown is the current rate as of October 31, 2011 and changes periodically.
[6]	Security has yet to make its first payment. Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[7]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[8]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2011. Maturity date disclosed is the ultimate maturity date.
[9]	Rate shown reflects annualized yield at October 31, 2011 on zero coupon bond.
[10]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
Security	Value	year ended	year ended	Value	year ended
description	10/31/10	10/31/11	10/31/11	10/31/11	10/31/11

UBS Cash Management Prime Relationship Fund	$15,819,256	$154,883,152	$154,086,614	$16,615,794	$14,150

Forward foreign currency contracts

						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Citigroup Global Markets Ltd.	BRL	3,151,000	EUR	1,316,647	11/03/11	$(13,030)

Citigroup Global Markets Ltd.	COP	1,464,342,385	USD	810,821	12/09/11	26,428

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Forward foreign currency contracts (continued)

						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Credit Suisse First Boston	BRL	23,558,994	USD	14,412,986	12/15/11	$833,856

Credit Suisse First Boston	CZK	169,535,000	USD	9,642,544	11/18/11	209,456

Credit Suisse First Boston	EUR	1,316,647	BRL	3,140,203	11/03/11	6,743

Credit Suisse First Boston	EUR	4,955,431	HUF	1,379,429,000	12/02/11	(620,341)

Credit Suisse First Boston	EUR	1,316,647	USD	1,855,840	11/03/11	34,013

Credit Suisse First Boston	HUF	1,002,617,000	EUR	3,597,013	12/02/11	444,292

Credit Suisse First Boston	HUF	217,997,000	USD	1,015,002	11/18/11	28,035

Credit Suisse First Boston	IDR	17,800,000,000	USD	1,949,617	12/15/11	(51,673)

Credit Suisse First Boston	KRW	1,157,608,000	USD	1,015,000	11/21/11	(28,095)

Credit Suisse First Boston	MXN	31,520,000	USD	2,319,737	12/15/11	(35,607)

Credit Suisse First Boston	MXN	11,850,000	USD	937,945	12/15/11	52,450

Credit Suisse First Boston	MYR	25,520,000	USD	8,058,352	12/15/11	(240,361)

Credit Suisse First Boston	MYR	10,600,000	USD	3,349,484	12/19/11	(96,862)

Credit Suisse First Boston	SGD	2,409,000	USD	1,846,543	11/21/11	(73,285)

Credit Suisse First Boston	TRY	303,000	USD	179,929	01/31/12	12,025

Credit Suisse First Boston	USD	1,389,974	CZK	25,097,000	11/18/11	6,447

Credit Suisse First Boston	USD	2,537,499	CZK	45,000,000	11/18/11	(33,656)

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Forward foreign currency contracts (continued)

						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Credit Suisse First Boston	USD	1,872,404	EUR	1,316,647	11/03/11	$(50,577)

Credit Suisse First Boston	USD	7,802,866	HUF	1,486,601,999	12/15/11	(1,092,630)

Credit Suisse First Boston	USD	8,492,647	INR	392,700,000	12/15/11	(489,787)

Credit Suisse First Boston	USD	1,516,829	INR	75,394,000	12/15/11	19,630

Credit Suisse First Boston	USD	1,011,011	KRW	1,157,608,000	11/21/11	32,084

Credit Suisse First Boston	USD	7,643,117	MYR	22,960,687	12/15/11	(176,652)

Credit Suisse First Boston	USD	3,719,921	MYR	11,520,000	12/15/11	26,206

Credit Suisse First Boston	USD	1,297,684	MYR	4,174,000	12/19/11	59,396

Credit Suisse First Boston	USD	2,652,284	RUB	83,600,000	12/15/11	82,968

Credit Suisse First Boston	USD	14,021,556	TRY	25,059,324	12/15/11	10,127

Credit Suisse First Boston	USD	179,705	TRY	303,000	01/31/12	(11,800)

Deutsche Bank AG	CNY	4,886,000	USD	766,732	09/26/12	(5,649)

Deutsche Bank AG	CZK	9,107,000	USD	507,523	11/18/11	801

Deutsche Bank AG	CZK	110,108,000	USD	6,089,960	11/18/11	(36,553)

Deutsche Bank AG	IDR	26,203,910,000	USD	2,997,470	12/09/11	49,346

Deutsche Bank AG	MXN	19,870,000	USD	1,574,884	12/15/11	90,091

Deutsche Bank AG	MYR	1,190,000	USD	373,041	12/15/11	(13,929)

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Forward foreign currency contracts (continued)

						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Deutsche Bank AG	MYR	1,566,000	USD	507,535	12/19/11	$(1,614)

Deutsche Bank AG	THB	57,540,000	USD	1,893,698	12/15/11	29,166

Deutsche Bank AG	THB	35,500,000	USD	1,141,846	12/15/11	(8,499)

Deutsche Bank AG	TRY	10,940,000	USD	6,110,366	12/15/11	(15,362)

Deutsche Bank AG	USD	409,402	CNY	2,630,000	09/26/12	6,349

Deutsche Bank AG	USD	6,597,499	CZK	115,255,000	11/18/11	(184,602)

Deutsche Bank AG	USD	3,749,939	IDR	34,555,691,958	12/09/11	137,818

Deutsche Bank AG	USD	2,390,629	IDR	21,994,583,000	12/15/11	82,266

Deutsche Bank AG	USD	9,121,548	THB	274,558,590	12/15/11	(224,724)

Goldman Sachs International	BRL	1,876,000	USD	1,082,079	06/22/12	36,696

Goldman Sachs International	CLP	1,295,799,000	USD	2,733,753	12/15/11	102,352

Goldman Sachs International	CNY	8,295,000	USD	1,302,198	09/26/12	(9,079)

Goldman Sachs International	COP	2,651,789,000	USD	1,481,446	12/15/11	61,212

Goldman Sachs International	CZK	50,354,000	USD	2,841,968	11/18/11	40,224

Goldman Sachs International	CZK	88,295,000	USD	5,075,009	12/01/11	161,931

Goldman Sachs International	EUR	1,537,857	HUF	425,499,000	12/02/11	(204,220)

Goldman Sachs International	EUR	1,028,577	RUB	41,493,000	12/01/11	(61,414)

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Forward foreign currency contracts (continued)

						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Goldman Sachs International	HUF	439,088,000	EUR	1,548,374	12/02/11	$157,351

Goldman Sachs International	IDR	8,643,138,000	USD	1,005,601	12/15/11	33,835

Goldman Sachs International	INR	185,263,000	USD	4,015,236	12/15/11	239,749

Goldman Sachs International	INR	75,394,000	USD	1,522,496	12/15/11	(13,963)

Goldman Sachs International	MYR	6,800,000	USD	2,248,306	12/15/11	37,049

Goldman Sachs International	PEN	10,250,000	USD	3,744,976	12/15/11	(27,237)

Goldman Sachs International	RUB	16,432,000	EUR	411,417	12/01/11	29,967

Goldman Sachs International	RUB	104,337,000	EUR	2,435,197	12/01/11	(54,769)

Goldman Sachs International	SGD	1,449,000	USD	1,110,086	11/21/11	(44,680)

Goldman Sachs International	TRY	304,000	USD	180,319	01/31/12	11,861

Goldman Sachs International	USD	1,116,002	BRL	1,876,000	06/22/12	(70,620)

Goldman Sachs International	USD	815,765	CNY	5,247,000	09/26/12	13,683

Goldman Sachs International	USD	740,502	COP	1,473,598,658	12/09/11	48,849

Goldman Sachs International	USD	2,334,488	CZK	41,517,000	11/18/11	(24,443)

Goldman Sachs International	USD	1,000,996	HUF	217,997,000	11/18/11	(14,030)

Goldman Sachs International	USD	8,639,904	MXN	108,474,000	12/15/11	(534,144)

Goldman Sachs International	USD	2,275,624	PEN	6,250,000	12/15/11	24,507

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Forward foreign currency contracts (continued)

						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

Goldman Sachs International	USD	3,244,094	RSD	238,927,500	12/15/11	$(8,831)

Goldman Sachs International	USD	2,954,963	SGD	3,858,000	11/21/11	119,630

Goldman Sachs International	USD	4,243,752	TRY	7,540,000	12/15/11	(21,814)

Goldman Sachs International	USD	179,701	TRY	304,000	01/31/12	(11,243)

Goldman Sachs International	USD	2,025,904	UAH	16,846,000	12/15/11	27,481

Goldman Sachs International	ZAR	61,800,000	USD	8,592,881	12/15/11	855,563

HSBC Bank, N.A.	EUR	9,255,000	USD	12,707,115	01/20/12	(92,889)

JPMorgan Chase Bank	COP	1,464,342,385	USD	809,924	12/09/11	25,531

JPMorgan Chase Bank	EUR	1,409,624	RUB	58,266,000	12/01/11	(38,181)

JPMorgan Chase Bank	KZT	198,136,250	USD	1,326,213	12/15/11	(10,468)

JPMorgan Chase Bank	PHP	109,950,000	USD	2,532,243	12/15/11	(40,442)

JPMorgan Chase Bank	TWD	699,128	USD	24,292	12/15/11	903

JPMorgan Chase Bank	USD	941,567	BRL	1,700,000	12/15/11	38,293

JPMorgan Chase Bank	USD	824,638	CNY	5,304,000	09/26/12	13,820

JPMorgan Chase Bank	USD	5,759,578	IDR	51,933,740,000	12/15/11	79,437

JPMorgan Chase Bank	USD	1,348,783	KZT	198,136,250	12/15/11	(12,102)

JPMorgan Chase Bank	USD	1,239,203	MXN	17,000,000	12/15/11	31,129

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Forward foreign currency contracts (concluded)

						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

JPMorgan Chase Bank	USD	1,181,839	MXN	15,150,000	12/15/11	$(49,750)

JPMorgan Chase Bank	USD	2,507,518	PHP	108,400,000	12/15/11	28,899

JPMorgan Chase Bank	USD	637,337	PHP	26,800,000	12/15/11	(10,252)

JPMorgan Chase Bank	USD	1,105,617	PLN	3,600,000	12/15/11	20,755

JPMorgan Chase Bank	USD	5,330,604	PLN	15,495,000	12/15/11	(482,512)

JPMorgan Chase Bank	USD	4,764,876	RUB	139,729,999	12/15/11	(193,145)

JPMorgan Chase Bank	USD	907,672	UAH	7,557,000	12/15/11	13,462

Merrill Lynch International	CZK	16,040,000	USD	888,151	11/18/11	(4,330)

Merrill Lynch International	CZK	114,971,000	USD	6,427,558	11/18/11	30,463

Merrill Lynch International	HUF	388,030,000	EUR	1,363,427	12/02/11	132,277

Merrill Lynch International	USD	5,075,005	CZK	90,075,000	11/18/11	(63,147)

Morgan Stanley & Co., Inc.	EUR	410,348	RUB	16,496,000	12/01/11	(26,389)

Morgan Stanley & Co., Inc.	USD	740,502	COP	1,455,086,112	12/09/11	38,932

Morgan Stanley & Co., Inc.	USD	3,013,757	INR	148,970,000	12/15/11	22,113

Net unrealized depreciation on forward foreign currency contracts						$(871,435)

31

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
10 Year US Treasury Notes, 80 contracts (USD)	December 2011	$10,318,662	$10,325,000	$6,338

US Treasury futures sell contracts:
US Long Bond, 20 contracts (USD)	December 2011	(2,811,181)	(2,780,625)	30,556

5 Year US Treasury Notes, 15 contracts (USD)	December 2011	(1,831,265)	(1,839,141)	(7,876)

Net unrealized appreciation on futures contracts				$29,018

Options written

	Expiration	Premiums
	date	received	Value

Call options
Foreign Exchange Option, Sell USD/CZK 03/23/12, USD 10,200,000 face amount covered by contracts, strike @ CZK 20.80	March 2012	$253,817	$(92,205)

Foreign Exchange Option, Sell USD/KRW 03/28/12, USD 5,070,000 face amount covered by contracts, strike @ KRW 1,325.00	March 2012	157,535	(44,752)

Put option
Foreign Exchange Option, Sell USD/IDR 12/15/11, USD 1,520,000 face amount covered by contracts, strike @ IDR 9,000.00	December 2011	$27,527	$(37,639)

Total options written		$438,879	$(174,596)

32

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Foreign exchange option activity for the year ended October 31, 2011 was as follows:

Amount of
premiums
received

Foreign exchange options outstanding at October 31, 2010	$27,140

Foreign exchange options written	1,366,273

Foreign exchange options terminated in closing purchase transactions	(954,534)

Foreign exchange options expired prior to exercise	—

Foreign exchange options outstanding at October 31, 2011	$438,879

Currency swap agreement

Counterparty—Citigroup Global Markets Ltd.

Pay	Pay	Receive	Receive	Termination		Unrealized
currency	contract[1]	currency[1]	contract	date	Value	appreciation

USD	3,206,107	COP	6,300,000,000	06/11/13	$374,312†	$374,312

[1]	Payments made by the Fund (0.398%2) or received by the Fund (5.250%) are based on the notional amount.
[2]	Rate based on 6 month LIBOR (USD BBA).

Interest rate swap agreements

				Payments	Payments
	Notional			made	received	Upfront		Unrealized
	amount		Termination	by the	by the	payments		appreciation/
Counterparty	(000’s)		date	Fund[1]	Fund[1]	made	Value	(depreciation)

Barclays Bank PLC	KRW	3,250,000	08/19/16	3.530%	—%[2]	$—	$2,651	$2,651

Citigroup Global Markets Ltd.	KRW	2,900,000	08/26/16	3.410	— [2]	—	10,751	10,751

Citigroup Global Markets Ltd.	MYR	1,950	08/24/15	3.270 [3]	3.505	—	3,246	3,246

Credit Suisse International	BRL	12,000	01/02/12	— [4]	13.430	—	522,912	522,912

33

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Interest rate swap agreements (concluded)

				Payments		Payments
	Notional			made		received		Upfront		Unrealized
	amount		Termination	by the		by the		payments		appreciation/
Counterparty	(000’s)		date	Fund[1]		Fund[1]		made	Value	(depreciation)

Deutsche Bank AG	MYR	7,650	08/24/15	3.270	[3]	3.500%		$—	$12,267	$12,267

Deutsche Bank AG	THB	88,150	08/22/16	3.680		—	[5]	—	(12,627)	(12,627)

Deutsche Bank AG	TWD	85,000	08/22/16	1.325		—	[6]	—	(10,970)	(10,970)

Goldman Sachs International	THB	81,000	08/26/16	3.470		—	[5]	—	3,396	3,396

Goldman Sachs International	TWD	85,500	08/26/16	1.280		—	[6]	—	(7,113)	(7,113)

Merrill Lynch International	MXN	7,200	11/16/28	4.795	[7]	8.830		—	85,057	85,057

Merrill Lynch International	MXN	7,000	11/21/28	4.794	[7]	8.610		—	70,564	70,564

Merrill Lynch International	MYR	8,720	01/18/13	3.260	[3]	3.470		—	5,284	5,284

								$—	$685,418	$685,418

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month CD_KSDA. This is a forward starting trade and, as such, a floating rate has not been assigned as of October 31, 2011.
[3]	Rate based on 3 month KLIBOR.
[4]	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The payment to be made by the Fund is based on the Brazil CETIP Interbank Offered Rate.
[5]	Rate based on 6 month THBFIX. This is a forward starting trade and, as such, a floating rate has not been assigned as of October 31, 2011.
[6]	Rate based on 3 month TWCPBA. This is a forward starting trade and, as such, a floating rate has not been assigned as of October 31, 2011.
[7]	Rate based on 28 Day MXIBTIIE.

34

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Credit default swaps on sovereign issues—buy protection[1]

				Payments	Payments
	Notional			made	received	Upfront
	amount		Termination	by the	by the	payments		Unrealized
Counterparty	(000’s)		date	Fund[2]	Fund	made	Value	depreciation

Credit Suisse International	USD	400	03/20/16	5.000%	—[3]	$(78,345)	$60,316	$(18,029)

Deutsche Bank AG	USD	2,600	03/20/16	5.000	—[3]	(487,929)	392,055	(95,874)

						$(566,274)	$452,371	$(113,903)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela 9.250% bond, due 09/15/27.

Credit default swaps on sovereign issues—sell protection[1]

				Payments	Payments	Upfront
	Notional			made	received	payments		Unrealized
	amount		Termination	by the	by the	(made)/		appreciation/	Credit
Counterparty	(000’s)		date	Fund	Fund[2]	received	Value	(depreciation)	spread[3]

Barclays Bank PLC	USD	2,900	09/20/15	—[4]	5.000%	$360,003	$(333,825)	$26,178	8.746%

Credit Suisse International	USD	750	03/20/12	—[4]	5.000	17,917	9,378	27,295	3.280

Credit Suisse International	USD	4,500	05/20/12	—[5]	3.300	—	100,979	100,979	1.984

Credit Suisse International	USD	1,000	02/20/14	—[6]	4.170	—	85,087	85,087	0.830

Deutsche Bank AG	USD	1,200	09/20/15	—[4]	5.000	128,500	(138,134)	(9,634)	8.746

Deutsche Bank AG	USD	2,050	12/20/15	—[7]	5.000	(17,970)	(131,161)	(149,131)	7.036

Deutsche Bank AG	USD	3,600	03/20/16	—[8]	1.000	422,075	(557,989)	(135,914)	5.100

Deutsche Bank AG	USD	2,400	03/21/16	—[8]	1.000	270,842	(372,287)	(101,445)	5.100

						$1,181,367	$(1,337,952)	$(156,585)

35

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Argentina 8.280% bond, due 12/31/33.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Ukraine Government 6.750% bond, due 11/14/17.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Hungary 4.750% bond, due 02/03/15.

36

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$45,456,961	$8,037,895	$53,494,856

Non-US government obligations	—	194,045,934	—	194,045,934

Convertible bond	—	3,315,827	—	3,315,827

Structured notes	—	9,530,707	1,460,445	10,991,152

Common stock	—	—	0	0

Short-term investment	—	16,615,794	—	16,615,794

Options purchased	—	775,484	—	775,484

Forward foreign currency contracts	—	(871,435)	—	(871,435)

Futures contracts	29,018	—	—	29,018

Options written	—	(174,596)	—	(174,596)

Swap agreements	—	174,149	—	174,149

Total	$29,018	$268,868,825	$9,498,340	$278,396,183

37

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate	Common	Structured
	bonds	stock	notes	Total

Assets
Beginning balance	$10,157,259	$—	$—	$10,157,259

Purchases	—	—	1,507,500	1,507,500

Issuances	—	0	—	0

Sales	(3,818,063)	—	—	(3,818,063)

Settlements	—	—	—	—

Accrued discounts (premiums)	—	—	—	—

Total realized gain (loss)	1,482,825	—	—	1,482,825

Net change in unrealized appreciation/depreciation	215,874	—	(47,055)	168,819

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	—	—	—	—

Ending balance	$8,037,895	$0	$1,460,445	$9,498,340

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2011 was $1,056,109.

38

Global High Income Fund Inc.
Portfolio of investments—October 31, 2011

Portfolio acronyms
ADR	American depositary receipt
BBA	British Banking Association
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CETIP	Brazil’s average Interbank Rate
GDP	Gross domestic product
GDR	Global depositary receipt
KLIBOR	Korea Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28 Day Rate
THBFIX	Thailand Interbank Offered Rate (BIBOR)
TWCPBA	Taiwan Secondary Markets Bills Rate

Currency abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peru Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RSD	Serbian Dinar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements	39

Global High Income Fund Inc.
Statement of assets and liabilities—October 31, 2011

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$252,816,389)	$262,623,253

Investments in affiliated issuers, at value (cost—$16,615,794)	16,615,794

Total investments, at value (cost—$269,432,183)	279,239,047

Foreign currency, at value (cost—$1,412,434)	1,413,625

Interest receivable	3,611,557

Receivable for investments sold	10,426,502

Due from broker	26,022

Cash collateral for futures contracts	75,150

Cash collateral for swap agreements	1,470,000

Receivable for foreign tax reclaims	78,532

Outstanding swap agreements, at value[1]	1,738,255

Unrealized appreciation on forward foreign currency contracts	4,757,947

Other assets	31,919

Total assets	302,868,556

Liabilities:
Payable for investments purchased	14,154,118

Unrealized depreciation on forward foreign currency contracts	5,629,382

Outstanding swap agreements, at value[1]	1,564,106

Payable for investment advisory and administration fees	266,667

Options written, at value (premiums received—$438,879)	174,596

Directors’ fees payable	3,759

Accrued expenses and other liabilities	277,247

Total liabilities	22,069,875

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
21,591,836 shares issued and outstanding	$280,901,063

Distributions in excess of net investment income	(6,593,134)

Accumulated net realized loss	(3,482,008)

Net unrealized appreciation	9,972,760

Net assets	$280,798,681

Net asset value per share	$13.00

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $615,093.

40	See accompanying notes to financial statements

Global High Income Fund Inc.
Statement of operations

For the year ended
October 31, 2011

Investment income:
Interest income, net of foreign withholding taxes of $290,425 (includes $14,150 earned from affiliated entities)	$17,692,577

Expenses:
Investment advisory and administration fees	3,490,273

Custody and accounting fees	566,845

Professional fees	120,524

Reports and notices to shareholders	85,628

Listing fees	23,749

Transfer agency fees	18,557

Directors’ fees	17,015

Insurance expense	6,537

Other expenses	42,088

Total expenses	4,371,216

Less: Fee waivers by investment advisor and administrator	(181,714)

Net expenses	4,189,502

Net investment income	13,503,075

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on: Investments	7,850,013

Futures contracts	(1,166,953)

Options written	380,540

Swap agreements	1,718,542

Forward foreign currency contracts	(422,133)

Foreign currency transactions	2,764,771

Net change in unrealized appreciation/depreciation on: Investments	(15,108,496)

Futures contracts	(8,757)

Options written	264,365

Swap agreements	(1,638,322)

Forward foreign currency contracts	(2,642,899)

Translation of other assets and liabilities denominated in foreign currency	(78,273)

Net realized and unrealized loss from investment activities	(8,087,602)

Net increase in net assets resulting from operations	$5,415,473

See accompanying notes to financial statements	41

Global High Income Fund Inc.
Statement of changes in net assets

	For the years ended October 31,

	2011	2010

From operations:
Net investment income	$13,503,075	$16,533,802

Net realized gain	11,124,780	16,558,667

Change in net unrealized appreciation/depreciation	(19,212,382)	16,797,566

Net increase in net assets resulting from operations	5,415,473	49,890,035

Dividends and distributions to shareholders from:
Net investment income	(29,630,130)	(22,842,003)

Return of capital	(669,693)	—

Total dividends and distributions	(30,299,823)	(22,842,003)

Net increase (decrease) in net assets	(24,884,350)	27,048,032

Net assets:
Beginning of year	305,683,031	278,634,999

End of year	$280,798,681	$305,683,031

Distributions in excess of net investment income	$(6,593,134)	$(1,474,591)

42	See accompanying notes to financial statements

Global High Income Fund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended October 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$14.16	$12.90	$9.82	$15.26	$14.85

Net investment income[1]	0.63	0.77	0.76	0.84	0.90

Net realized and unrealized gains (losses)	(0.39)	1.55	3.30	(4.28)	0.86

Net increase (decrease) from operations	0.24	2.32	4.06	(3.44)	1.76

Dividends from net investment income	(1.37)	(1.06)	(0.72)	(0.95)	(0.82)

Distributions from net realized gains	—	—	—	(0.73)	(0.53)

Return of capital	(0.03)	—	(0.26)	(0.32)	—

Total dividends, distributions and return of capital	(1.40)	(1.06)	(0.98)	(2.00)	(1.35)

Net asset value, end of year	$13.00	$14.16	$12.90	$9.82	$15.26

Market price, end of year	$12.54	$14.98	$11.47	$8.22	$14.38

Total net asset value return[2]	1.95%	18.91%	43.02%	(25.76)%	12.40%

Total market price return[3]	(6.98)%	41.52%	54.20%	(33.99)%	(2.33)%

Ratios to average net assets:
Expenses before fee waivers by advisor	1.50%	1.54%	1.56%	1.48%	1.41%

Expenses after fee waivers by advisor	1.44%	1.47%	1.51%	1.39%	1.32%

Net investment income	4.64%	5.76%	6.71%	6.01%	5.96%

Supplemental data:
Net assets, end of year (000’s)	$280,799	$305,683	$278,635	$212,049	$329,391

Portfolio turnover rate	71%	84%	104%	83%	100%

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements	43

Global High Income Fund Inc.
Notes to financial statements

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff,

Global High Income Fund Inc.
Notes to financial statements

including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m.,

Global High Income Fund Inc.
Notes to financial statements

Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. The Fund values investments in non-registered US open-end investment companies at the daily net asset value, pursuant to the practical expedient within ASC Topic 820. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Global High Income Fund Inc.
Notes to financial statements

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for the interim period beginning after December 15, 2010.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2

Global High Income Fund Inc.
Notes to financial statements

fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Certain derivative contracts entered into by the Fund may contain credit risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of October 31, 2011 is reflected in the statement of assets and liabilities. If the applicable credit risk related contingent features were triggered as of October 31, 2011, the Fund would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended October 31, 2011. The Fund

Global High Income Fund Inc.
Notes to financial statements

may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for the Fund as of and for the year ended October 31, 2011 is as follows:

Asset derivatives

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$4,757,947	$4,757,947

Futures contracts[2]	36,894	—	—	36,894

Options purchased[1]	—	—	775,484	775,484

Swap agreements[1]	716,128	647,815	374,312	1,738,255

Total value	$753,022	$647,815	$5,907,743	$7,308,580

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$(5,629,382)	$(5,629,382)

Futures contracts[2]	(7,876)	—	—	(7,876)

Options written[1]	—	—	(174,596)	(174,596)

Swap agreements[1]	(30,710)	(1,533,396)	—	(1,564,106)

Total value	$(38,586)	$(1,533,396)	$(5,803,978)	$(7,375,960)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Global High Income Fund Inc.
Notes to financial statements

Activities in derivative instruments during the year ended October 31, 2011 were as follows:

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$(422,133)	$(422,133)

Futures contracts	(1,166,953)	—	—	(1,166,953)

Options purchased[3]	—	—	803,548	803,548

Options written	—	—	380,540	380,540

Swap agreements	888,349	830,193	—	1,718,542

Total net realized gain (loss)	$(278,604)	$830,193	$761,955	$1,313,544

Net change in unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$(2,642,899)	$(2,642,899)

Futures contracts	(8,757)	—	—	(8,757)

Options purchased[3]	—	—	(1,180,554)	(1,180,554)

Options written	—	—	264,365	264,365

Swap agreements	(461,720)	(1,100,645)	(75,957)	(1,638,322)

Total net change in unrealized
appreciation/depreciation	$(470,477)	$(1,100,645)	$(3,635,045)	$(5,206,167)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Global High Income Fund Inc.
Notes to financial statements

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation
The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts
The Fund may enter into forward foreign currency exchange contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

Global High Income Fund Inc.
Notes to financial statements

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts
The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Global High Income Fund Inc.
Notes to financial statements

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and

Global High Income Fund Inc.
Notes to financial statements

enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign

Global High Income Fund Inc.
Notes to financial statements

issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2011 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net

Global High Income Fund Inc.
Notes to financial statements

amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Structured notes
The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing
The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a

Global High Income Fund Inc.
Notes to financial statements

call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options
The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return

Global High Income Fund Inc.
Notes to financial statements

of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. Since August 1, 2005, UBS Global AM has contractually agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the annual rate of 1.25% of the Fund’s average weekly net assets on assets up to $200 million, and at the annual rate of 1.00% of the Fund’s average weekly net assets on assets above $200 million. This fee reduction “breakpoint” continues indefinitely unless the Board agrees to any

Global High Income Fund Inc.
Notes to financial statements

change. Additionally, effective August 1, 2011, through July 31, 2012, UBS Global AM has agreed voluntarily to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following annual rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.20%

Above $200 million	1.00%

At October 31, 2011, the Fund owed UBS Global AM $266,667 which is composed of $279,350 of investment advisory and administration fees less fees waived of $12,683. For the year ended October 31, 2011, UBS Global AM waived $181,714 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended October 31, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $19,123,104. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Global High Income Fund Inc.
Notes to financial statements

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended October 31, 2011.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2011. For the year ended October 31, 2011 and for the year ended October 31, 2010, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended October 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $194,567,063 and $212,872,632, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other

Global High Income Fund Inc.
Notes to financial statements

amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

Distributions paid from:	2011	2010

Ordinary income	$29,630,130	$22,842,003

Return of capital	669,693	—

	$30,299,823	$22,842,003

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other losses	$(8,285,320)

Net unrealized appreciation	8,182,938

Total accumulated earnings	$(102,382)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to premium amortization adjustments, tax treatment of certain derivatives and wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2011, the Fund’s accumulated net investment income was increased by $11,008,512, accumulated net realized loss from investment activities was increased by $5,942,836 and beneficial interest was decreased by $5,065,676. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses and adjustments for certain debt obligations.

At October 31, 2011, the Fund had a net capital loss carryforward of $2,944,865 for federal income tax purposes available to offset future capital gains which will expire on October 31, 2017. During the current fiscal year, the Fund utilized $5,065,676 of capital loss carryforwards to offset net realized gains.

Global High Income Fund Inc.
Notes to financial statements

As of and during the year ended October 31, 2011, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Global High Income Fund Inc.
Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of
Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Global High Income Fund Inc.
Report of Ernst & Young LLP, independent registered public accounting firm

Global High Income Fund Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
December 28, 2011

Global High Income Fund Inc.
Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2011. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2012. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. For the year ended October 31, 2011, the amount expected to be passed through to the shareholders as foreign tax credit is approximately $290,425. In addition, for the year ended October 31, 2011, gross income derived from sources within foreign countries amounted to $17,464,691. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Global High Income Fund Inc.
General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Global High Income Fund Inc.
General information (unaudited)

Dividend reinvestment plan
 The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal

Global High Income Fund Inc.
General information (unaudited)

to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999, which was revised effective June 2005, and again effective August 2009. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9%

Global High Income Fund Inc.
General information (unaudited)

effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Global High Income Fund Inc.
Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 19-20, 2011, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. The Independent Directors initially discussed the materials provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration contracts.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board evaluated the following factors:

Nature, extent and quality of the services under the investment advisory and administration contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the

Global High Income Fund Inc.
Board approval of investment advisory and administration contract (unaudited)

management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $152 billion in assets under management as of March 31, 2011 and was part of the UBS Global Asset Management Division, which had approximately $621 billion in assets under management worldwide as of March 31, 2011. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Global High Income Fund Inc.
Board approval of investment advisory and administration contract (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). In addition, at management’s request, Lipper provided supplemental expense data for the Fund, as the Fund’s Expense Group may have been too small to make any statistically meaningful comparisons. The Expense Group consisted of the Fund and four other comparable non-leveraged funds. The expanded expense universe included leveraged and non-leveraged comparable funds and increased the size of the comparison to the Fund and eight other funds.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately 12 and 14 basis points (i.e., 0.12% and 0.14%), respectively, above their respective Expense Group median. The Fund’s total expenses were approximately 27 basis points (i.e., 0.27%) above the Expense Group

Global High Income Fund Inc.
Board approval of investment advisory and administration contract (unaudited)

median. Management noted the Fund’s higher total expenses are due to higher actual management and custody fees than the Fund’s Expense Group peers and explained that the Fund’s custody fees tend to be higher than its Expense Group peers due to sizable exposures to local emerging markets debt, where custody accounts are more costly to maintain. Management noted, however, that access to local markets has been beneficial to the Fund’s performance over the reporting period. In addition, the board noted that UBS Global AM agreed to waive an additional 5 basis points (i.e., 0.05%) of its management fee at the level of the first breakpoint in such fee from August 1, 2011 through July 31, 2012. (Giving effect to the voluntary fee waiver, until July 31, 2012, UBS Global AM is paid at the annual rate of 1.20% of the Fund’s average weekly net assets on assets up to $200 million and at the annual rate of 1.00% of the Fund’s average weekly net assets on assets above $200 million.)

In light of the foregoing, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement. The board noted that it would closely monitor the Fund’s expenses over the upcoming year.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2011 and (b) annualized performance information for each year in the ten-year period ended April 30, 2011. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe.

The comparative Lipper information showed that the Fund’s one- and five-year periods and since inception performance was above the Performance Universe median, while the Fund’s three- and ten-year performance underperformed its Performance Universe median by 26 basis points (i.e., 0.26%).

Global High Income Fund Inc.
Board approval of investment advisory and administration contract (unaudited)

Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain breakpoints; however, the Fund receives the benefit of a breakpoint via an older fee waiver agreement instituted in 2005 that can only be changed with the consent of the board. The board considered that the Fund’s asset level exceeded the breakpoint as of April 30, 2011 and, as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints in the Actual Management Fee.

Generally, in light of UBS Global AM’s profitability data, the Contractual Management Fee and Actual Management Fee and the breakpoints currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

Global High Income Fund Inc.
Board approval of investment advisory and administration contract (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

Global High Income Fund Inc.
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2012 annual stockholders meeting, with another class expiring at the 2013 meeting and the remaining class’s term expiring at the 2014 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I — Bernard H. Garil and Heather R. Higgins; Class II — Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach; and Class III — Richard R. Burt and Meyer Feldberg. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time

Interested Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 69 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1996; Term expires 2013	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Global High Income Fund Inc.
Supplemental information (unaudited)

served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Global High Income Fund Inc.
Supplemental information (unaudited)

Interested Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Barry M. Mandinach*†††; 55	Director	Since July 2010; Term expires 2012	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) since 2006).

Independent Directors
Richard Q. Armstrong; 76 c/o Keith A. Weller UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors); Term expires 2012	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Global High Income Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Armstrong is a directoror trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Global High Income Fund Inc.
Supplemental information (unaudited)

Independent Directors (continued)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2012	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 64 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995; Term expires 2013	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2014	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Global High Income Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Global High Income Fund Inc.
Supplemental information (unaudited)

Independent Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006; Term expires 2014	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) (until term-limited) and the Philanthropy Roundtable (vice chairman). She also serves as a member of the Hoover Institution (from 2001 to 2007 and since January 2009).

Global High Income Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of	None
13 investment companies (consisting of
45 portfolios) for which UBS Global AM or
one of its affiliates serves as investment
advisor or manager.

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (from 2003 to 2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Mark E. Carver*; 48	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Uwe Schillhorn**; 47	Vice President	Since 2004	Mr. Schillhorn is a managing director (since March 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Uwe Schillhorn
President	Vice President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
 UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©UBS 2011. All rights reserved.

©UBS 2011. All rights reserved.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
Dec. 2011
www.ubs.com/globalam-us

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $62,600 and $59,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,600 and $3,527, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements, and (2) review of the consolidated 2010 and 2009 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,725 and $3,675, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended October 31, 2011 and October 31, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through December 2011)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2011 and October 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2011 and October 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2011 and October 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2011 and October 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2011 and October 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2011 and October 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended October 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate fees billed by E&Y of $186,375 and $237,202, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$8,325	$7,202
Non-Covered Services	178,050	230,000

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Uwe Schillhorn
Title – Vice President
Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is a managing director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – January 9, 2012

(a)	(2) (i)	Portfolio Manager

Uwe Schillhorn

(a)	(2) (ii)	(A) Registered Investment Companies

The portfolio manager is responsible for 4 additional Registered Investment Companies (not including the registrant) totaling approximately $224 million as of October 31, 2011.

(a)	(2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 13 additional Other Pooled Investment Vehicles totaling approximately $4 billion as of October 31, 2011.

(a)	(2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 13 additional accounts totaling approximately $9 billion as of October 31, 2011.

(a)	(2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account as of October 31, 2011.

One

(a)	(2) (iv)	Conflicts.

The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2011.)

(a)	(3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio management team, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•	The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.
•	Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.
•	Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global AM funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global AM.

The allocation of the variable compensation pool to the portfolio manager is linked to the investment performance of the registrant versus its benchmark, here a blended benchmark composed of 50% of J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (in USD) and, where appropriate, peer strategies over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2011.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2011.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 9, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 9, 2012